UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) May 19, 2005

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                  1-11165                              43-1470322
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         (Commission File Number)           (IRS Employer Identification No.)

                 12 East Armour Boulevard
                   Kansas City, Missouri                               64111
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         (Address of Principal Executive Offices)                   (Zip Code)

                                (815) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05         Costs Associated with Exit or Disposal Activities.

         On May 19, 2005, Interstate Bakeries Corporation (the "Company") issued a press release, attached hereto as Exhibit 99.1 and hereby incorporated by reference, announcing that, as part of its continuing efforts to address its revenue declines and high-cost structure, it plans to consolidate operations in its Northeast Profit Center ("PC") by closing its bakery in New Bedford, Massachusetts, and consolidating production, routes, depots and thrift stores throughout the Northeast where it maintains regional facilities. The Company issued Worker Adjustment and Retraining Notification, or WARN, notices to workers in its New Bedford, Massachusetts bakery on the same date. The Company expects to complete the consolidation of the Northeast PC by mid-August, subject to bankruptcy court approval. The consolidation is expected to affect approximately 1400 workers.

         The Company's preliminary estimate of charges to be incurred in connection with the Northeast PC consolidation is approximately $17 million, including approximately $7 million of severance charges, approximately $7 million of asset impairment charges and approximately $3 million in other charges. IBC further estimates that approximately $9 million of such costs will result in future cash expenditures. In addition, the Company intends to spend approximately $4.5 million in capital expenditures and accrued expenses to effect the consolidation. In addition to the asset impairment charges discussed above, the Company also expects to recognize charges to intangible assets related to trademarks and tradenames that will be impaired as a result of the consolidation of operations announced today. The Company is currently unable in good faith to make a determination of an estimate of these charges.

Item 2.06         Material Impairments.

         The information reported in Item 2.05 "Costs Associated with Exit or Disposal Activities" is hereby incorporated by reference. The Company's preliminary estimate of non-cash asset impairment charges to be incurred in connection with the Northeast PC consolidation, related primarily to write-downs of machinery, equipment and land and buildings to their estimated fair values, is approximately $7 million. In addition, the Company also expects to recognize charges to intangible assets related to trademarks and tradenames that will be impaired as a result of the consolidation of operations announced today. The Company is currently unable in good faith to make a determination of an estimate of these charges.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.   Description
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   99.1       Interstate Bakeries Corporation press release dated May 19, 2005.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2005                           INTERSTATE BAKERIES CORPORATION


                                             By:   /s/ Ronald B. Hutchison
                                                  ------------------------------
                                                  Ronald B. Hutchison
                                                  Executive Vice President and
                                                    Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Interstate Bakeries Corporation press release dated May 19, 2005.